                              PROSPECT STREET(R)

                          HIGH INCOME PORTFOLIO INC.


                                    ANNUAL

                                    REPORT

                               OCTOBER 31, 1998

                                     [LOGO]

                                                             December 21, 1998

LETTER TO SHAREHOLDERS

Dear Shareholders:
    On October 31, 1998, the net asset value of the Fund was $7.97, as compared to $11.64 on April 30, 1998. As of December 18, 1998 the Fund's net asset value had recovered to $8.30 (unaudited). During the fiscal year ended October 31, 1998, the Fund paid dividends to shareholders on the common stock in the amount of $1.26 per share. Total dividends for the calendar year ending December 31, 1998, will be $1.26.

THE HIGH YIELD MARKET
    During 1998 the capital market exhibited extreme volatility and the high yield corporate bonds were no exception. The high yield market as measured by the DLJ High Yield Index generated a total return of negative 2.65% for the twelve-month period ending October 31, 1998, and a negative 4.42% for the calendar period ended October 31, 1998. However, the middle and lower tiers of the high yield market generated declines of 4.74% to 27.12% for the twelve-month period ending October 31, 1998. The Fund's holdings are weighted more heavily in the middle and lower tiers of the market with very little in the upper tier.

    At October 31, 1998, the spread between high yield securities and comparable U.S. Government securities stood at 735 basis points compared to 377 basis points at April 30, 1998 and 381 basis points at October 31, 1997. Total new issue volume for the year ending October 31, 1998, was $119.8 billion. However, the months of August, September, and October saw new issue volume drop to annual rates of $24 to $30 billion, a significant decline from earlier in the year. The average price for a cash paying high yield security was $92.85 with an average coupon of 9.91%.

    The flow of new funds into high yield mutual funds year-to-date totaled $10.2 billion, which is down substantially from 1997.

THE FUND'S INVESTMENTS
    As of October 31, 1998, the Fund held 157 issues representing 29 industry groups. Cash and short-term investments represented 4.2% of our holdings. The average price of the Fund's high yield securities was $76.63, with an average coupon of 11%. The Fund had an outstanding bank borrowing of $40.0 million under a $50.0 million revolving line of credit at an interest rate of 6.3%. At October 31, 1998, the Fund was generating monthly income of approximately $0.105 per common share.

INVESTMENT OUTLOOK
    The world has changed substantially since our last shareholder report in April. As always, there are positive factors and negative factors affecting our market. Some of the positive factors that could benefit the high yield market are:

    1. The Federal Reserve has demonstrated a willingness to provide liquidity to the system to moderate credit problems and maintain the capital markets.

    2. The most recent decline in interest rates, while precipitated by deteriorating financial conditions in both the bond and equity markets, could be followed by further interest rate declines in 1999.

    3. Turmoil in the foreign market continues to make the U.S. capital market an attractive investment opportunity for foreign investors.

    4. The yields available in the high yield market today appear compelling and have not been this attractive since 1990.

    5. The strong economy, together with consumer willingness to spend has been a major factor supporting the very recent rebound in many high yield issues.

Some of the factors that could negatively impact the high yield market are:

    1. South East Asia continues to be in turmoil and we may see further weakening of the larger economies in the region. The impact on the U.S. economy and capital markets could be harmful.

    2. Corporate profits could be much weaker in 1999 than consensus forecasters now expect, resulting in more stress for all corporate issuers.

    3. The introduction of the new single currency in Europe could contribute to weakness in the U.S. dollar resulting in funds being pulled out of the U.S. capital markets.

    4. A weaker economy, particularly if accompanied by a weak stock market, could precipitate a rise in credit problems for many issuers of high yield debt, resulting in high default rates.

LEVERAGE
    On May 15, 1998, the Fund redeemed all of its Taxable Auction Rate Preferred Stock at an aggregate redemption price of $20 million and on July 24, 1998, the Fund redeemed all of its outstanding senior notes at an aggregate redemption price of $20 million. Funds required to redeem the preferred stock and the senior notes were borrowed by the Fund under a new floating rate, $50 million revolving credit facility with BankBoston, N.A., as lender and agent. At October 31, 1998, the Fund had an outstanding borrowing of $40 million under such facility at an interest rate of 6.3%.

YEAR 2000 PROBLEM
    Many computer systems were designed using only two digits to signify the year (i.e. 98 for 1998). On January 1, 2000, if these systems are not corrected, they may incorrectly interpret 00 as 1900 instead of 2000, leading to computer shutdowns or errors. To the extent these systems conduct forward-looking calculations, the computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Adviser does not anticipate that the transition to the Year 2000 will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Adviser has sought assurances from the other Fund service providers that they are taking the steps necessary to deal with the problem. The cost of any systems remediation by persons other than the Fund or the Adviser will not be borne by the Fund. However, no assurance can be given that the actions taken by the Adviser or the Fund's other service providers will be sufficient to avoid any adverse effect on the Fund.

PROPOSED RIGHTS OFFERING
    On December 18, 1998, the Fund filed a Registration Statement with the Securities and Exchange Commission for a transferable rights offering to shareholders. PaineWebber and Gruntal & Co. are the Dealer Managers. The Offering will be made only pursuant to a prospectus upon the effectiveness of the Registration Statement.

CONCLUSION
    The past six to twelve months have been very volatile in the high yield market and we expect this volatility to continue, but in a more subdued manner. Our strategy in the current environment will therefore be defensive with an emphasis on preservation of capital.

    The recent adverse market conditions may well lead to a significant buying opportunity, particularly if the U.S. economy is able to overcome the continuing global weakness.

    Management continues to review the Fund's investments, seeking to maximize the Fund's income while conserving principal.

                                        Respectfully submitted,

                                    /s/ Richard E. Omohundro, Jr.

                                        Richard E. Omohundro, Jr.
                                        President

                                    /s/ John A. Frabotta

                                        John A. Frabotta
                                        Vice President and
                                        Chief Investment Officer

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

FIXED INCOME -- 84.92%
                                                                                                   Ratings
                                                                                              ----------------
    Par                                                                                       Standard                     Value
   Value    Description                                                                       & Poor's  Moody's           (Note 2)
   -----    -----------                                                                       --------  -------           --------
            AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING - 2.48%
$  375,000  Aftermarket Technology Corp., 12%, sr. sub. notes, series B, 08/01/04 ...........    B        B2            $    337,500
 6,443,000  Iochpe-Maxion SA, 12 3/8%, notes, 11/08/02 ......................................    NR       NR               3,865,800
 2,000,000  Localiza Rent a Car, 10 1/4%, sr. notes, 10/01/05 ...............................    BB-      B2                 800,000
                                                                                                                        ------------
                                                                                                                           5,003,300
                                                                                                                        ------------
            BANKS/SAVINGS AND LOANS/FINANCE COMPANIES/CONSUMER CREDIT - 4.04%
 1,000,000  Bank Plus Corp.,12%, sr. notes, 07/18/07 ........................................    NR       NR               1,010,000
 2,533,000  Cityscape Financial Corp., 12 3/4%, sr. notes, series A, 06/01/04(b)* ...........    D        Ca                 481,270
 3,500,000  Emergent Group Inc., 10 3/4%, sr. notes, series B, 09/15/04 .....................    CCC      Caa2             1,645,000
 4,500,060  Federal Home Loan Mortgage, 4.10%, interest only stripped security, 12/15/22 (c)     A1+      AAA                 28,125
 1,500,000  Life Federal Savings Bank, 13 1/2%, sub. debs, 03/15/04 .........................    NR       NR               1,500,000
   500,000  Local Financial Corp., 11%, sr. notes, 09/05/04, 144A ...........................    NR       NR                 505,000
 1,875,000  Mego Mortgage, 12 1/2%, sr. sub. notes, 12/01/01 ................................    NR       Ca               1,500,000
 1,000,000  Ocwen Federal Bank, 12%, sub. debs., 06/15/05 ...................................    BB-      B1                 760,000
 3,300,000  Southern Pacific Funding Corp., 11 1/2%, sr. notes, 11/01/04(b)* ................    D        Caa3               726,000
                                                                                                                        ------------
                                                                                                                           8,155,395
                                                                                                                        ------------
            BROADCASTING - TV/CABLE/RADIO/PUBLISHING - 12.95%
 7,000,000  AMSC Acquisition Co., Inc., 12 1/4%, sr. notes, 04/01/08 ........................    NR       NR               3,360,000
    17,107  Australis Media Ltd., 0%, gtd. sr. secd. disc. notes, 05/15/03(b) ...............    D        C                      214
 1,000,000  Australis Media Ltd., 0%, sr. secd. disc. notes, 05/15/03(b) ....................    D        C                   12,500
 7,742,168  CAI Wireless System Inc., 0%, sr. notes, 10/14/04 ...............................    NR       NR               1,703,277
 9,000,000  CS Wireless Systems Inc., 0%, sr. disc. notes, series B, 03/01/06 ...............    C        Ca               1,800,000
 8,404,000  DIVA Systems Corp., 0%, sub. disc. notes, 03/01/08, 144A ........................    NR       NR               2,773,320
 1,000,000  Echostar DBS Corp., 12 1/2%, sr. secd. notes, 07/01/02 ..........................    B-       Caa1             1,005,000
   500,000  Galaxy Telecom, L.P., 12 3/8%, sr. sub. notes, 10/01/05 .........................    B-       B3                 530,000
 1,000,000  Goss Graphic Systems Inc., 12%, sr. sub. notes, 10/15/06 ........................    CCC+     B2                 880,000
 3,500,000  Net Sat Services, 12 3/4%, sr. notes, 08/05/04 ..................................    B        B3               2,100,000
 2,000,000  One Point Communications Co., 14 1/2%, units, 06/01/08, 144A ....................    NR       NR                 920,000
 2,000,000  Optel Inc., 13%, sr. notes, series B, 02/15/05 ..................................    B-       B3               1,940,000
 1,000,000  Park n View Inc., 13%, units, 05/15/08 ..........................................    B-       B3                 850,000
   700,000  RBS Participaco, 14%, notes, 12/15/03(f) ........................................    BB-      NR                 682,500
 4,000,000  Source Media Inc., 12%, sr. secd. notes, 11/01/04 ...............................    B-       B3               3,000,000
 2,000,000  Spanish Broadcasting System Inc., 12 1/2%, sr. notes, 06/15/02 ..................    B        B2               2,160,000
 1,000,000  Star Choice Communications, 13%, sr. secd. notes, 12/15/05 ......................    B        B3                 912,500
 1,000,000  Vialog Corporation, 12 3/4%, sr. notes, series B, 11/15/01 ......................    B-       Caa3               800,000
 4,500,000  Wireless One Inc., 13%, sr. disc. notes, 10/15/03 ...............................    CCC+     Ca                 742,500
                                                                                                                        ------------
                                                                                                                          26,171,811
                                                                                                                        ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING - 4.59%
 1,000,000  AXIA Inc., 10 3/4%, sr. sub. notes, 07/15/08, 144A ..............................    B-       B3                 930,000
   500,000  Amtrol Acquisition Inc., 10 5/8%, sr. sub. notes, 12/31/06 ......................    B-       B3                 466,250
 1,500,000  Chatwins Group Inc., 13%, sr. exch. notes, 05/01/03 .............................    B-       B2               1,455,000
 1,000,000  Genmar Holdings Inc., 13 1/2%, sr. sub. notes, series A, 07/15/01 ...............    NR       Caa2             1,022,500
 1,000,000  Haynes International Inc., 11 5/8%, sr. notes, 09/01/04 .........................    B-       B3                 950,000
 1,000,000  Key Components LLC, 10 1/2%, sr. notes, 06/01/08, 144A ..........................    B-       B3                 940,000
   500,000  MVE Inc., 12 1/2%, sr. secd. notes, 02/15/02 ....................................    B        B3                 470,000
 3,000,000  Phase Metrica Inc., 10 3/4%, sr. notes, 02/01/05, 144A ..........................    NR       Caa1             2,100,000
   500,000  Selmer Inc., 11%, sr. sub. notes, 05/15/05 ......................................    B        B2                 513,750
   500,000  Spinnaker Industries Inc., 10 3/4%, sr. secd. notes, 10/15/06 ...................    B        B3                 425,000
                                                                                                                        ------------
                                                                                                                           9,272,500
                                                                                                                        ------------
            DIVERSIFIED/CONGLOMERATE SERVICES - 1.02%
   550,000  Coinmach Corp., 11 3/4%, sr. notes, series D, 11/15/05 ..........................    B+       B2                 572,000
 1,000,000  Production Resource Group, 11 1/2%, sr. sub. notes, 01/15/08 ....................    B-       Caa2               930,000
 1,500,000  Young America Corp., 11 5/8%, sr. sub. notes, series B, 02/15/06 ................    CCC+     B3                 570,000
                                                                                                                        ------------
                                                                                                                           2,072,000
                                                                                                                        ------------
            ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS - 1.77%
   500,000  Decision Holdings Corp., 0%, sr. disc. debs., 08/01/08 ..........................    B-       NR                 135,000
 3,000,000  EV International Inc., 11%, sr. sub. notes, series A, 03/15/07 ..................    B        B3               2,235,000
   500,000  International Wire Group Inc., 11 3/4%, sr. sub. notes, 06/01/05 ................    B-       B3                 495,000
 1,300,000  Sharp Do Brasil, 9 5/8%, notes, 10/30/05 ........................................    NR       NR                 715,000
                                                                                                                        ------------
                                                                                                                           3,580,000
                                                                                                                        ------------
            FINANCIAL SERVICES - 2.18%
 1,000,000  Beal Financial Corp., 12 3/4%, sr. notes, 08/15/00 ..............................    B-       B2               1,030,000
   425,000  First Federal Financial Corp., 11 3/4%, notes, 10/01/04 .........................    B+       B2                 436,687
   500,000  Hawthorne Financial Corporation, 12 1/2%, sr. notes, 12/31/04 ...................    NR       NR                 490,000
   500,000  Ocwen Financial Corp., 11 7/8%, notes, 10/01/03 .................................    BB-      B1                 420,000
 1,500,000  Resource America Inc., 12%, sr. notes, 08/01/04 .................................    B-       Caa1             1,230,000
 2,000,000  Wilshire Financial Services Group Inc., 13%, notes, 01/01/04 ....................    NR       NR                 800,000
                                                                                                                        ------------
                                                                                                                           4,406,687
                                                                                                                        ------------
            FOOD/TOBACCO - 5.90%
 3,105,000  American Rice Inc., 13%, mtg. notes, 07/31/02(d)* ...............................    D        Ca               1,707,750
   250,000  AmeriKing Inc., 10 3/4%, sr. notes, 12/01/06 ....................................    B-       B3                 252,500
 3,228,442  Cafeteria Operators L.P., 12%, sr. secd. notes, 12/31/01 ........................    NR       NR               3,228,442
 1,000,000  Gorges Quik to Fix Foods Inc., 11 1/2%, sr. sub. notes, series B, 12/01/06 ......    CCC      CCC2               350,000
   250,000  Liggett Group Inc., 16 1/2%, notes, 02/01/99 ....................................    NR       NR                 185,000
 4,050,000  Liggett Group Inc., 11 1/2%, gtd. sr. secd. notes, series B, 02/01/99 ...........    NR       NR               2,875,500
   200,000  Liggett Group Inc., 19 3/4%, gtd. sr. secd. notes, series C, 02/01/99 ...........    NR       NR                 148,000
 1,000,000  North Atlantic Trading Inc., 11%, sr. notes, 06/15/04 ...........................    B        B3                 940,000
 3,000,000  Specialty Foods Corp., 11 1/4%, sr. sub. notes, series B, 08/15/03 ..............    CCC      Caa3             1,200,000
 1,000,000  Sun World International Inc., 11 1/4%, 1st. mtg. notes, series B, 04/15/04 ......    B        B2               1,030,000
                                                                                                                        ------------
                                                                                                                          11,917,192
                                                                                                                        ------------
            GENERAL & SPECIALTY RETAIL - 1.50%
 1,000,000  Big 5 Corp., 10 7/8%, sr. notes, series B, 11/15/07 .............................    B-       B2                 950,000
 1,000,000  Mothers Work Inc., 12 5/8%, sr. notes, 08/01/05 .................................    B        B3               1,089,400
 1,000,000  SRI Receivable Pure Inc., 12 1/2%, tr. ctf. backed notes, series B, 12/15/00 ....    NR       NR               1,000,000
                                                                                                                        ------------
                                                                                                                           3,039,400
                                                                                                                        ------------
            GROCERY/CONVENIENCE FOOD STORES - 2.16%
 2,000,000  Homeland Stores Inc., 10%, sr. notes, 08/01/03 ..................................    NR       NR               1,800,000
 3,750,000  P&C Food Markets Inc., 11 1/2%, sr. notes, 10/15/01 .............................    B        Caa2             2,212,500
   351,000  Pantry Inc., 12%, sr. notes, series B, 11/15/00 .................................    B+       B2                 351,000
                                                                                                                        ------------
                                                                                                                           4,363,500
                                                                                                                        ------------
            HEALTHCARE/DRUGS/HOSPITAL SUPPLIES - 3.12%
 1,785,000  Complete Management Inc., 8%, conv. sub. deb., 08/15/03 .........................    NR       NR                 370,387
 3,906,000  Complete Management Inc., 8%, conv. sub. deb., 12/15/03 .........................    NR       NR                 810,495
 3,000,000  Global Health Sciences Inc., 11%, sr. notes, 05/01/08 ...........................    B+       Caa1             2,550,000
   300,000  National Patent Developers, 5%, conv. notes, 08/31/99 ...........................    NR       NR                 219,375
 5,000,000  PHP Healthcare Corp., 6 1/2%, conv. sub. deb., 12/15/02(b)* .....................    D        C                  450,000
 1,000,000  Sun Healthcare Group Inc., 6%, conv. sub. notes, 03/01/04, 144A .................    NR       B3                 550,000
 2,695,000  Uromed Corp., 6%, conv. sub. notes, 10/15/03 ....................................    NR       NR               1,347,500
                                                                                                                        ------------
                                                                                                                           6,297,757
                                                                                                                        ------------
            HOME FURNISHINGS/DURABLE CONSUMER PRODUCTS - 2.02%
 5,000,000  Converse Inc., 7%, conv. sub. notes, 06/01/04 ...................................    NR       NR               2,000,000
 1,000,000  Gothic Products Corp., 11 1/8%, sr. secd. notes, 05/01/05 .......................    CCC+     B3                 650,000
 1,000,000  Simmons Co., 10 3/4%, sr. sub. notes, 04/15/06 ..................................    NR       NR               1,040,000
   500,000  Syratech Corp., 11%, sr. notes, 04/15/07 ........................................    B-       B3                 390,000
                                                                                                                        ------------
                                                                                                                           4,080,000
                                                                                                                        ------------
            HOTEL/GAMING - 1.12%
 1,000,000  Bluegreen Corp., 10 1/2%, sr. secd. notes, series B, 04/01/08 ...................    B        B3                 860,000
   500,000  Courtyard By Mariott II Ltd., 10 3/4%, sr. secd. notes,
              series B, 02/01/08 ............................................................    B-       NR                 505,000
 1,000,000  Epic Resorts LLC, 13%, sr. secd. notes, 06/15/05, 144A ..........................    B-       NR                 900,000
                                                                                                                        ------------
                                                                                                                           2,265,000
                                                                                                                        ------------
            INSURANCE COMPANIES - 0.46%
 1,000,000  Superior National Insurance Group Inc., 10 3/4%, pfd. Trust notes, 12/01/17 .....    BB       B1                 920,000
                                                                                                                        ------------

            LEISURE/AMUSEMENT/MOTION PICTURES - 4.37%
 4,200,000  Booth Creek Ski Holdings Inc., 12 1/2%, sr. notes, series B, 03/15/07 ...........    B-       Caa1             3,906,000
   750,000  Discovery Zone Inc., 13 1/2%, sr. secd. notes, 08/01/02 .........................    NR       NR                 262,500
   175,000  Discovery Zone Inc., 13 1/2%, units, 05/01/02 ...................................    NR       NR                 175,000
20,125,000  Marvel Holdings Inc., 0%, sr. secd. disc. notes, series B, 04/15/98(b)* .........    D        NR                 805,000
 4,000,000  Planet Hollywood International Inc., 12%, sr. sub. notes, 04/01/05 ..............    CCC      B3               2,000,000
 2,000,000  Premier Cruise Ltd., 11%, sr. notes, 03/15/08, 144A .............................    CCC      Caa2             1,220,000
   500,000  SFX Entertainment Inc., 9 1/8%, sr. notes, 02/01/08 .............................    CCC+     B3                 457,500
                                                                                                                        ------------
                                                                                                                           8,826,000
                                                                                                                        ------------
            MACHINERY - 1.52%
 1,000,000  Central Tractor Farm Country, 10 5/8%, sr. notes, 04/01/07 ......................    B+       B2                 950,000
 3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr. notes, series B, 12/15/03 ....................    B+       B3               2,112,500
                                                                                                                        ------------
                                                                                                                           3,062,500
                                                                                                                        ------------
            METALS/MINING - 5.09%
 1,500,000  Continental Global Group Inc., 11%, sr. notes, series B, 04/01/07 ...............    B        B2               1,230,000
 1,000,000  Doe Run Corp., 11 1/4%, sr. notes, series B, 03/15/05 ...........................    B+       B3                 750,000
   750,000  GS Technologies Inc., 12%, gtd. sr. notes, 09/01/04 .............................    B        B2                 622,500
 1,500,000  IVACO Inc., 11 1/2%, sr. notes, 09/15/05 ........................................    B+       B1               1,455,000
   500,000  International Knife and Saw, 11 3/8%, sr. sub. notes, 11/15/06 ..................    B-       B3                 490,000
 4,500,000  NSM Steel Inc., 12%, sr. mtg. notes, 02/01/06, 144A .............................    B-       Caa3             1,125,000
 3,000,000  PT Alatief Freeport, 9 3/4%, gtd. sr. notes, 04/15/01 ...........................    CCC+     B3               2,850,000
 1,000,000  Recycling Industries Inc., 13%, sub. notes, 12/05/05, 144A ......................    NR       B3                 900,000
 1,500,000  TVX Gold Inc., 5%, conv. notes, 03/28/02 ........................................    NR       NR                 870,000
                                                                                                                        ------------
                                                                                                                          10,292,500
                                                                                                                        ------------
            NON-AGRICULTURAL CHEMICALS/PLASTICS - 1.74%
 1,000,000  RBX Corp., 12%, sr. secd. notes, series B, 01/15/03 .............................    B+       B3                 783,750
 3,500,000  Sterling Chemicals Inc., 11 3/4%, sr. sub. notes, 08/15/06 ......................    B+       B3               2,730,000
                                                                                                                        ------------
                                                                                                                           3,513,750
                                                                                                                        ------------
            OIL/NATURAL GAS/OIL SERVICES - 1.59%
   750,000  First Wave Marine Inc., 11%, sr. notes, 02/01/08 ................................    B-       B3                 703,125
 5,000,000  Hurricane Hydrocarbons Ltd., 11 3/4%, sr. notes, 11/01/04 .......................    B-       B3               2,500,000
                                                                                                                        ------------
                                                                                                                           3,203,125
                                                                                                                        ------------
            PACKAGING/CONTAINERS - 2.35%
 3,250,000  Crown Packaging Ltd., 10 3/4%, sr. secd. notes, series B, 11/01/00 ..............    NR       Caa2             2,210,000
   500,000  Portola Packaging Inc., 10 3/4%, sr. notes, 10/01/05 ............................    B        B2                 492,500
 2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub. notes, series B, 04/01/07 ....................    B-       B3               2,050,000
                                                                                                                        ------------
                                                                                                                           4,752,500
                                                                                                                        ------------
            PAPER/FOREST PRODUCTS/PRINTING - 0.50%
   800,000  Advanced Argo Publishing Co. Ltd., 13%, notes, 11/15/07, 144A ...................    CCC      B3                 824,000
 1,000,000  FSW International Finance Co., 12 1/2%, gtd. sub. notes, 11/01/06(d)* ...........    D        Caa3               195,000
                                                                                                                        ------------
                                                                                                                           1,019,000
                                                                                                                        ------------
            PERSONAL & MISCELLANEOUS SERVICES - 0.72%
   500,000  Anchor Advanced Products Inc., 11 3/4%, sr. notes, series B, 04/01/04 ...........    BB-      B1                 510,000
 1,000,000  Styling Technology Corp., 10 7/8%, sr. sub. notes, 07/01/08, 144A ...............    B-       B3                 940,000
                                                                                                                        ------------
                                                                                                                           1,450,000
                                                                                                                        ------------
            POLLUTION CONTROL/WASTE REMOVAL - 0.24%
   500,000  GNI Group Inc., 10 7/8%, sr. notes, 07/15/05, 144A ..............................    B+       B2                 491,250
                                                                                                                        ------------

            PUBLIC UTILITY/ELECTRIC POWER/HYDRO POWER - 0.57%
 2,000,000  Panda Global Energy Co., 12 1/2%, sr. secd. notes, 04/15/04 .....................    B-       B2               1,160,000
                                                                                                                        ------------

            RAIL/TRUCKING/OVERNIGHT DELIVERY - 0.37%
   750,000  Johnstown America Industries Inc., 11 3/4%, sr. sub. notes, series C, 08/15/05 ..    B        NR                 746,250
                                                                                                                        ------------

            REAL ESTATE DEVELOPMENT/REITS/BUILDING/CONSTRUCTION - 1.36%
 1,000,000  American Architecture, 11 3/4%, sr. notes, 12/01/07 .............................    B        Caa1               860,000
   290,820  Bramalea Limited, 11 1/8%, 03/22/98(b)* .........................................    NR       NR                       0
   750,000  Peters, J.M., Inc., 12 3/4%, sr. notes, 05/01/02 ................................    B-       B3                 751,875
 1,375,000  Presley Companies, 12 1/2%, sr. notes, 07/01/01 .................................    CCC      Caa3             1,127,500
                                                                                                                        ------------
                                                                                                                           2,739,375
                                                                                                                        ------------
            TELEPHONE/COMMUNICATIONS - 12.56%
   500,000  Alvey Systems, Inc., 11 3/8%, sr. sub. notes, 01/31/03 ..........................    B-       B3                 525,000
 3,286,000  American Telecasting Inc., 0%, sr. disc. notes, series B, 08/15/05 ..............    CCC      Ca                 722,920
 2,000,000  Cell Net Data System Inc., 0%, sr. disc. notes, series B, 10/01/07 ..............    NR       NR                 600,000
 1,000,000  Consorcio Ecuatoriano de Telecomunicationes SA, 14%, notes, series B, 05/01/02 ..    NR       NR                 350,000
 1,000,000  Conecel Holdings Ltd., 14%, units, 10/01/00, 144A ...............................    NR       Caa1               350,000
   500,000  Econophone Inc., 13 1/2%, sr. notes, 07/15/07 ...................................    NR       NR                 523,750
 2,000,000  Globix Corp., 13%, sr. notes, 05/01/05 ..........................................    NR       NR               1,560,000
 3,000,000  Hyperion Telecommunications Inc., 12 1/4%, sr. secd. notes, series B, 09/01/04 ..    B+       B3               2,850,000
 2,000,000  In Flight Phone Corp., 14%, sr. disc. notes, series B, 05/15/02(b)* .............    NR       C                  180,000
 2,000,000  Innova S De R.L., 12 7/8%, sr. exch. notes, 04/01/07 ............................    B-       B2               1,060,000
 4,000,000  Innova S De R.L., 12 7/8%, reg. sr. notes, 04/01/07 .............................    B-       B2               2,400,000
 3,500,000  Ionica PLC, 13 1/2%, sr. notes, 08/15/06(e) .....................................    NR       Ca               1,225,000
 2,000,000  Ionica PLC, 0%, sr. disc. notes, 05/01/07(e) ....................................    NR       Ca                  60,000
   750,000  Iridium Operations LLC, 10 7/8%, gtd. sr. notes, series D, 07/15/05 .............    B-       B3                 525,000
 1,000,000  Knology Holdings Inc., 0%, sr. disc. notes, 10/15/07 ............................    NR       NR                 450,000
 4,000,000  MGC Communications Inc., 13%, sr. secd. notes, series B, 10/01/04 ...............    NR       Caa2             2,960,000
 1,000,000  Occidente Y Caribe Cellular, 0%, sr. disc. notes, series B, 03/15/04 ............    B        B3                 780,000
 1,500,000  Orbcomm Global L.P., 14%, sr. notes, 08/15/04 ...................................    B-       B3               1,350,000
 3,750,000  Teletrac Inc., 14%, sr. notes, series B, 08/01/07 ...............................    CCC+     Caa2             2,212,500
 2,000,000  Total Access Communication Ltd., 7 5/8%, bonds, 11/04/01, 144A ..................    BB-      B2               1,640,000
 2,000,000  USN Communications Inc., 0%, sr. disc. notes, series B, 08/15/04 ................    CCC+     Ca                 800,000
   500,000  Verio Inc., 10 3/4%, sr. notes, 04/01/05 ........................................    B-       B3                 487,500
 2,000,000  Viatel Inc., 11 1/4%, sr. notes, 04/15/08 .......................................    NR       Caa1             1,760,000
                                                                                                                        ------------
                                                                                                                          25,371,670
                                                                                                                        ------------
            TEXTILES/OTHER MANUFACTURING/APPAREL - 0.50%
   150,000  GPO Synkro SA, 12%, bonds, 04/01/02 .............................................    NR       NR                  90,000
 1,000,000  Glenoit Corp., 11%, sr. sub. notes, 04/15/07 ....................................    B-       B3                 930,000
                                                                                                                        ------------
                                                                                                                           1,020,000
                                                                                                                        ------------
            TRANSPORTATION/AIRLINES/BUS - 6.13%
 1,000,000  Cenargo International Ltd., 9 3/4%, 1st mtg. notes, 06/15/08, 144A ..............    BB-      Ba3                860,000
 2,500,000  Global Ocean Carriers Ltd., 10 1/4%, sr. notes, 07/15/07 ........................    B-       B3               1,550,000
 2,250,000  Golden Ocean Group Ltd., 10%, sr. notes, 08/31/01 ...............................    CCC+     B3                 787,500
 1,000,000  MC Shipping Inc., 11 1/4%, sr. notes, series B, 03/01/08 ........................    B+       B1                 750,000
 1,418,031  Mexico City Toluca Toll, 11%, notes, 05/19/02, 144A .............................    NR       NR                 992,622
 2,000,000  Sabreliner Corp., 11%, sr. notes, 06/15/08, 144A ................................    B        B3               1,700,000
   500,000  TBS Shipping International Ltd., 10%, 1st mtg. notes, 05/01/05 ..................    B+       B3                 335,000
 1,850,000  TRISM Inc., 10 3/4%, gtd. sr. sub. notes, 12/15/00 ..............................    B-       Caa2             1,054,500
 2,000,000  Trans World Airlines Inc., 11 1/2%, sr. secd. notes, 12/15/04 ...................    CCC      B2               1,720,000
 1,000,000  Trans World Airlines Inc., 11 3/8%, sr. notes, 03/01/06 .........................    CC       Caa1               780,000
 2,000,000  Trans World Airlines Inc., 12%, sr. secd. notes, 04/01/02 .......................    NR       B2               1,860,000
                                                                                                                        ------------
                                                                                                                          12,389,622
                                                                                                                        ------------
                     Total Fixed Income (cost $234,687,850)..................................                           $171,582,084
                                                                                                                        ------------

COMMON STOCK AND WARRANTS -- 5.50%
                                                                                                                          Value
   Units    Description                                                                                                  (Note 2)
   -----    -----------                                                                                                  --------
    10,000  American Capital Strategies ........................................................................       $    132,500
     7,000  American Mobile Satellite, warrants, 144A* .........................................................             33,845
     2,000  American Telecasting Inc., warrants* ...............................................................                 20
   185,900  Ames Department Stores Inc., excess cash flow pmt., series A* ......................................                  0
   594,876  Ames Department Stores Inc., lit. trust units* .....................................................                  0
    10,000  Annaly Mortgage Management Inc .....................................................................             75,625
    50,000  Annaly Mortgage Management Inc. ....................................................................            350,000
    50,000  Anthracite Capital Corp. ...........................................................................            287,500
     5,806  Apartment Investment & Management Co. ..............................................................            202,847
     2,000  Bell Technology Group Ltd., warrants* ..............................................................                  0
    12,888  Brooke Group Ltd. ..................................................................................            116,798
   496,364  CAI Wireless Systems Inc.* .........................................................................            248,182
       550  CS Wireless Systems Inc., 144A* ....................................................................                  0
    50,000  Capital Automotive, REIT ...........................................................................            706,250
     5,925  Capital Pac Holdings Inc., warrants, 144A* .........................................................                593
     2,000  Cell Net Data System Inc., warrants, 144A* .........................................................             40,000
     1,000  Central Rents Inc., 144A* ..........................................................................             30,500
   170,000  Chastain Capital Corp. .............................................................................            850,000
     4,392  Chattem Inc.* ......................................................................................            121,878
   100,000  Commodore Separation Technology, warrants* .........................................................              3,125
   100,000  Commodore Separation Technology, sr. conv. preferred ...............................................             25,000
     7,887  Cort Business Services Corp.* ......................................................................            154,782
       500  County Seat Holdings Inc., warrants* ...............................................................                 72
       750  Discovery Zone Inc., warrants, 144A* ...............................................................                  0
     6,000  DIVA Systems Corp., warrants* ......................................................................                  0
       500  Econophone Inc., warrants, 144A* ...................................................................              4,000
     1,000  Epic Resorts LLC, warrants, 144A* ..................................................................                 10
    20,000  Excel Legacy Corp.* ................................................................................             55,000
    25,000  FBR Asset Investment Corp., 144A ...................................................................            500,000
     2,000  Globalstar Telecommunications, warrants, 144A* .....................................................                270
     1,500  Golden Ocean Group Ltd., warrants* .................................................................              7,688
    28,000  Gothic Energy Corp., warrants* .....................................................................             31,500
     9,533  Gothic Energy Corp., warrants* .....................................................................                  0
       500  HDA Management Corp., warrants* ....................................................................             20,062
    20,000  HRPT Properties Trust ..............................................................................            318,750
    11,000  HarCor Energy Inc., warrants* ......................................................................              6,864
     1,500  Heartland Wireless Communications, warrants, 144A* .................................................                202
    10,000  Hospitality Properties Trust .......................................................................            265,000
    14,400  ICF Kaiser International Inc., warrants* ...........................................................              5,400
       750  IHF Capital Inc., warrants, 144A* ..................................................................              7,594
    15,000  Imperial Credit Commercial Mortgage Investments Corp. ..............................................            125,625
       750  Intermedia Communications of Florida Inc., warrants, 144A* .........................................             87,938
     1,000  Knology Holdings Inc., warrants, 144A* .............................................................                  0
    25,000  Local Financial Corp., 144A* .......................................................................            187,500
     2,000  Loral Orion Network Systems Inc., warrants* ........................................................             20,000
     3,000  MGC Communications Inc., warrants, 144A* ...........................................................            165,000
 1,851,500  Marvel Entertainment Group Inc.* ...................................................................            277,725
   625,000  Mego Mortgage Corp., pfd, series A* ................................................................            560,367
       500  Motels of America Inc., 144A* ......................................................................              4,125
       291  Mothers Work Inc.* .................................................................................              2,437
       750  NS Group Inc., warrants* ...........................................................................             90,000
    20,000  National Propane Partners L.P. .....................................................................            167,500
    24,000  New Plan Excel Realty Trust Inc. ...................................................................            546,000
     4,000  Occidente Y Caribe Cellular, warrants, 144A* .......................................................             68,500
     3,500  Optel Inc.* ........................................................................................            140,000
   125,449  Prime Retail Inc. ..................................................................................          1,215,290
     4,094  Prime Retail Inc. conv. pfd., series B .............................................................             72,668
    33,333  Resource Asset Investment Trust ....................................................................            408,329
       100  SF Holdings Group Inc., pfd., 144A* ................................................................            900,000
     1,000  Sabreliner Corp., warrants* ........................................................................              1,000
     3,750  Sheffield Steel Corp., warrants* ...................................................................                 38
       500  Signature Brands Inc., warrants* ...................................................................                  0
       500  Spanish Broadcasting Corp., warrants* ..............................................................             31,250
    11,580  Star Choice Communications, warrants* ..............................................................                  0
     3,750  Teletrac Holdings Inc., warrants, 144A* ............................................................            112,500
     4,000  Terex Corp., rights* ...............................................................................             56,500
     5,133  Trans World Airlines Inc.* .........................................................................             25,665
     2,000  Trans World Airlines Inc., warrants* ...............................................................            300,000
    25,000  Ugly Duckling Corp. * ..............................................................................            128,125
     1,000  Unifi Communications Inc., warrants, 144A* .........................................................                  0
     9,800  Uniroyal Technology Corp., warrants* ...............................................................             58,800
     1,000  Vialog Corporation, warrants* ......................................................................                  0
       992  Viatel Inc., pfd., series A* .......................................................................             59,768
     1,500  WHX Corp., preferred ...............................................................................             64,125
    20,000  Walden Residential Properties, conv. preferred, series B ...........................................            512,500
    40,000  Wilshire Real Estate Investments ...................................................................            120,000
     1,500  Wireless One Inc., warrants* .......................................................................                 15
                                                                                                                       ------------
            TOTAL COMMON STOCK AND WARRANTS (cost $14,014,809) .................................................         11,111,147
                                                                                                                       ------------
            TOTAL INVESTMENTS IN SECURITIES (cost $248,702,659) ................................................        182,693,231
                                                                                                                       ------------
SHORT-TERM INVESTMENTS -- 3.62%

   Par
  Value
  -----
            COMMERCIAL PAPER:
$7,324,000  Western Pennsylvania Power, 5.30%, 11/02/98, A1/P1 .................................................          7,321,843
                                                                                                                       ------------
            TOTAL SHORT-TERM INVESTMENTS (cost $7,321,843) .....................................................          7,321,843
                                                                                                                       ------------
            TOTAL INVESTMENTS - 94.04% (COST $256,024,502) .....................................................        190,015,074
                                                                                                                       ------------
            OTHER ASSETS - 5.96% ...............................................................................         12,044,811
                                                                                                                       ------------
            TOTAL ASSETS - 100% ................................................................................       $202,059,885
                                                                                                                       ============
(a) Percentages indicated are based on total assets.
(b) Denotes company has filed for bankruptcy.
(c) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
(d) Denotes company currently in default.
(e) Security currently in receivership.
(f) A put option has been exercised on this security effective December 15, 1998.
 NR denotes not rated.
  * Non-income producing security.

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

BALANCE SHEET
October 31, 1998

ASSETS

Investments in securities at value (identified cost $256,024,502;
  see Schedule of Investments and Note 2) ......................   $190,015,074
Cash ...........................................................        599,730
Receivables:
  Investment securities sold ...................................      4,337,139
  Interest and dividends .......................................      6,908,185
Prepaid insurance ..............................................        180,135
Other assets ...................................................         19,622
                                                                   ------------
        Total assets ...........................................   $202,059,885
                                                                   ------------

LIABILITIES

Payables:
  Investment securities purchased ..............................   $  3,694,537
Accrued expenses (Note 3) ......................................        564,894
Bank loan (Note 14) ............................................     40,000,000
                                                                   ------------
        Total liabilities ......................................   $ 44,259,431
                                                                   ------------
Net Assets:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 19,805,323 shares ................   $    594,160
  Capital in excess of par value (Notes 2 and 5) ...............    247,586,022
  Accumulated undistributed net investment income (Note 2) .....      3,682,152
  Accumulated net realized loss from security transactions .....    (28,052,452)
  Net unrealized depreciation of investments ...................    (66,009,428)
                                                                   ------------

      Total net assets (equivalent to $7.97 per share, based on
        19,805,323 shares outstanding) .........................   $157,800,454
                                                                   ============
   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

INVESTMENT INCOME (Note 2):
  Interest income ..............................................   $ 27,183,822
  Dividend income ..............................................      1,126,225
  Accretion of discount ........................................      1,742,564
                                                                   ------------
        Total investment income ................................   $ 30,052,611
                                                                   ------------
EXPENSES:
  Interest expense .............................................   $  2,485,678
  Investment advisory fee (Note 3) .............................      1,582,842
  Custodian and transfer agent fees ............................        239,041
  Professional fees ............................................        184,724
  Amortization of prepaid surety bond premiums (Note 7) ........         80,001
  Directors' fees ..............................................         95,077
  Insurance expense ............................................         74,595
  Amortization of deferred auction agent fees (Note 6) .........         27,003
  Excise tax expense ...........................................        155,012
  Miscellaneous expenses .......................................        579,981
                                                                   ------------
        Total expenses .........................................   $  5,503,954
                                                                   ------------
        Net investment income ..................................   $ 24,548,657
                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss on investments sold ........................   $ (5,007,628)
  Change in net unrealized appreciation of investments (Note 2)     (69,126,156)
                                                                   ------------
        Net realized and unrealized loss on investments ........   $(74,133,784)
                                                                   ------------
        Net decrease in net assets resulting from operations ...    (49,585,127)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ($3,144 per share) .....       (628,030)
                                                                   ------------
      Net decrease in net assets applicable to common
        stockholders ............................................  $(50,213,157)
                                                                   ============
   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received .........................      $  26,736,956
  Operating expenses paid .................................         (7,507,449)
                                                                 -------------
        Net cash provided by operating activities .........      $  19,229,507
                                                                 -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities .......................      $(428,103,749)
  Sales and maturities of portfolio securities ............        378,030,602
                                                                 -------------
        Net cash used in investing activities .............      $ (50,073,147)
                                                                 -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering and sale
    of common stock .......................................      $  53,422,039
  Proceeds from bank loan .................................         40,000,000
  Redemption of senior notes ..............................        (20,000,000)
  Redemption of taxable auction rate preferred stock  .....        (20,000,000)
  Preferred stock dividends paid ..........................           (661,339)
  Common stock dividends paid from operations .............        (21,317,330)
                                                                 -------------
        Net cash provided by financing activities .........      $  31,443,370
                                                                 -------------
NET INCREASE IN CASH ......................................      $     599,730
CASH, BEGINNING OF PERIOD .................................            --
                                                                 -------------
CASH, END OF PERIOD .......................................      $     599,730
                                                                 =============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net decrease in net assets resulting from operations ..      $ (49,585,127)
    Increase in interest and dividend receivables .........         (1,843,345)
    Amortization of Fidelity Bond and other deferred assets             32,000
    Increase in other assets ..............................            (84,276)
    Decrease in accrued expenses and other payables .......         (1,951,219)
    Net realized loss on investments sold .................          5,007,628
    Change in net unrealized appreciation of investments ..         69,126,156
    Accretion of bond discount ............................         (1,472,310)
                                                                 -------------
        Net cash provided by operating activities .........      $  19,229,507
                                                                 =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest ................      $   3,280,081
  Cash paid during the period for excise taxes ............            114,557
                                                                 =============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                            Fiscal Year Ended   Fiscal Year Ended
                                                               October 31,         October 31,
                                                                   1998                1997
                                                            -----------------   -----------------
FROM OPERATIONS:
  Net investment income ................................       $ 24,548,657        $ 17,862,020
  Net realized gain (loss) on investments sold .........         (5,007,628)          4,773,501
  Change in net unrealized appreciation (depreciation)
    of investments .....................................        (69,126,156)          4,499,052
                                                               ------------        ------------
        Net increase (decrease) in net assets resulting
          from operations ..............................       $(49,585,127)       $ 27,134,573
                                                               ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (175,689 shares and 96,957 shares,
    respectively) to common stockholders for
    reinvestment of dividends ..........................       $  1,995,745        $  1,146,681
  Net proceeds from sale of common stock issued
    (4,914,203 and 4,306,031 shares, respectively, after
    deducting $2,599,872 and $2,167,500 of soliciting
    fees and other expenses, respectively) .............         53,422,039          44,208,450
  Redemption of taxable auction rate preferred stock
    (200 shares at $100,000 liquidation preference) ....        (20,000,000)             --
                                                               ------------        ------------
        Increase in net assets resulting from fund share
          transactions .................................       $ 35,417,784        $ 45,355,131
                                                               ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($3,144 and $5,456 per share,
    respectively) ......................................       $   (628,030)       $ (1,091,099)
  Common dividends ($1.26 and $1.26 per share,
    respectively) from operations ......................        (23,313,075)        (16,200,344)
                                                               ------------        ------------
        Decrease in net assets resulting from
          distributions to stockholders ................        (23,941,105)        (17,291,443)
                                                               ------------        ------------
        Total net increase (decrease) in net assets ....       $(38,108,448)       $ 55,198,261
NET ASSETS:
  Beginning of period ..................................        195,908,902         140,710,641
                                                               ------------        ------------
  End of period (including $3,682,152 and $2,845,247 of
    undistributed net investment income as of October
    31, 1998 and October 31, 1997, respectively) .......       $157,800,454        $195,908,902
                                                               ============        ============

           The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED
                                                                  For the Years Ended October 31,
                                   --------------------------------------------------------------------------------------------
                                     1998             1997             1996             1995             1994             1993
                                   --------         --------         --------         --------         --------        --------
Net asset value, beginning of
  period .....................     $  11.94         $  11.70         $  11.10         $  11.07         $  12.75        $  12.09
                                   --------         --------         --------         --------         --------        --------

Net investment income ........         1.30#            1.38#            1.50#            1.35             1.44#           1.89#
Net realized and unrealized
  gain (loss) on investments..        (3.76)#            .72#             .60#             .09            (1.14)#          1.17#
                                   --------         --------         --------         --------         --------        --------
        Total from investment
          operations .........     $  (2.46)        $   2.10         $   2.10         $   1.44         $    .30        $   3.06
                                   --------         --------         --------         --------         --------        --------
Distributions:
Dividends from accumulated net
  investment income
    To preferred stockholders          (.03)            (.09)            (.12)            (.15)            (.09)           (.18)
    To common stockholders ...        (1.26)           (1.26)           (1.26)           (1.26)           (1.35)          (1.86)
                                   --------         --------         --------         --------         --------        --------
        Total distributions ..     $  (1.29)        $  (1.35)        $  (1.38)        $  (1.41)        $  (1.44)       $  (2.04)
                                   --------         --------         --------         --------         --------        --------
Effect of sale of common stock
  and related expenses from
  rights offering ............     $   (.22)        $   (.51)        $   (.12)        $   --           $   (.54)       $   (.36)
                                   --------         --------         --------         --------         --------        --------

Net asset value, end of period     $   7.97         $  11.94         $  11.70         $  11.10         $  11.07       $   12.75
                                   ========         ========         ========         ========         ========       =========
Per share market value, end of
  period .....................     $  10.25         $  12.39         $  12.00         $  11.64         $  10.50        $  12.75
                                   ========         ========         ========         ========         ========       =========
Total investment return ......      (7.63)%           14.82%           15.29%           28.57%          (7.78)%          23.25%
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period,
  applicable to
  common stock (a) ...........     $157,800         $175,909         $120,711        $  93,309        $  92,072       $  79,438
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period,
  applicable to
  preferred stock (a) ........     $   --           $ 20,000         $ 20,000         $ 20,000         $ 20,000       $  20,000
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period (a)      $157,800         $195,909         $140,711         $113,309         $112,072       $  99,438
                                   ========         ========         ========         ========         ========       =========
Ratio of operating expenses to
  average net assets,
  applicable to common stock .        2.67%            2.30%            3.06%            3.27%            3.27%           3.10%
Ratio of net investment income
  to average net assets,
  applicable to common stock .       11.92%           11.94%           13.20%           13.47%           12.25%          13.49%
Ratio of operating expenses to
  average net assets** .......        2.18%+           1.81%+           2.21%+           2.28%+           2.30%+          2.13%+
Ratio of net investment income
  to average net assets** ....        9.72%            9.42%            9.51%            9.39%            8.64%           9.26%
Portfolio turnover rate ......      156.48%          176.04%          108.33%           80.71%           72.00%         117.20%

(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split in April of 1998. (Note 10).
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets (total assets less accrued liabilities (excluding bank loans and senior notes)) of both the common and preferred shareholders.
  + Excluding interest expense, the ratio of operating expenses to average net assets, applicable to common stock and preferred stock, is 1.20%, 1.13%, 1.30%, 1.29%, 1.32% and 1.50%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

                           The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES
                                                                      As of October 31,
                               ------------------------------------------------------------------------------------------------
                                  1998             1997             1996             1995             1994             1993
                               ------------------------------------------------------------------------------------------------
Total Amount Outstanding:
  Notes & Loans                $40,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000
  Preferred stock                   --           20,000,000       20,000,000       20,000,000       20,000,000       20,000,000

Asset Coverage:
  Per note (a)                        495%           1,080%             804%             667%             660%             597%
  Per preferred stock
    share (b)                    n/a                   540%             402%             333%             330%             299%

Involuntary Liquidation Preference:
  Per preferred stock
    share (c)                    n/a            $   100,000      $   100,000      $   100,000      $   100,000      $   100,000

Approximate Market Value:
  Per note                       n/a            $  1,003.80      $    990.00      $    987.50      $    937.10      $    997.50
  Per preferred stock share      n/a                100,000          100,000          100,000          100,000          100,000

(a) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c) Plus accumulated and unpaid dividends.

                            The accompanying notes are an integral part of these financial statements.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                          NOTES TO FIANCIAL STATEMENT
                               OCTOBER 31, 1998S

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, primarily noninvestment-grade corporate debt securities for which market quotations are not readily available due to a thinly traded market with a limited number of market makers, are stated at fair value on the basis of valuations furnished by an independent pricing service, subject to adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized loss from investments is $3,273,015 attributable to class action settlements received by the Fund during the year ended October 31, 1998.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  The Fund has reclassified $235,013 from paid in capital to accumulated undistributed net investment income, $37,564,886 from paid in capital to accumulated net realized loss from security transactions and $5,660 from accumulated undistributed net investment income to accumulated net realized loss from security transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

  At October 31, 1998, the cost of investments in securities for federal income tax purposes was $256,261,835. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $3,620,256. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $69,867,017. The net unrealized loss on securities held by the Fund was $66,246,761 for federal income tax purposes.

  At October 31, 1998, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

                 CARRYOVER
                 AVAILABLE                 EXPIRATION DATE

               $(18,529,051)              October 31, 1999
                   (808,396)              October 31, 2002
                 (3,703,531)              October 31, 2003
                 (4,698,150)              October 31, 2006
               ------------
               $(27,739,128)
               ============

  (d) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes had been deferred and amortized on a straight-line basis over a period of five years. The senior notes were redeemed (see Note 4) and the remaining deferred balance was written-off during the year ended October 31, 1998.

  (e) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned $1,582,842 in management fees for the year ended October 31, 1998. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At October 31, 1998, the fee payable to the Investment Adviser was $196,249, which was included in accrued expenses in the accompanying balance sheet.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) that would mature, if not previously redeemed, on December 1, 1998. The Fund was required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes were subject to mandatory redemption if the Fund fails to maintain these asset coverages. Interest on the Senior Notes was at the rate of 6.53% per annum through November 30, 1998 and was due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes were redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

  On July 24, 1998 the Fund redeemed all of its Senior Notes at an aggregate redemption price of $20 million, plus accrued interest. The funds required to redeem the Senior Notes were borrowed under a new $50 million credit facility discussed in Note 14.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends were cumulative at a rate that was established at the offering of the preferred stock and which was reset every 30 days thereafter by an auction. Dividend rates ranged from 5.52% to 5.89% of the liquidation preference during the year ended October 31, 1998. The remaining 200 shares of preferred stock were redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock was also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund was in default of its surety asset coverage requirements with respect to the preferred stock (see Note 7). In general, the holders of the preferred stock and the common stock voted together as a single class, except that the holders of the preferred stock, as a separate class, voted to elect two members of the Board of Directors, and separate class votes were required on certain matters that affected the respective interests of the preferred stock and common stock. The preferred stock had a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund was required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

  On May 15, 1998 the Fund redeemed all of its Taxable Auction Rate Preferred Stock at an aggregate redemption price of $20 million. The funds required to redeem the preferred stock were borrowed under a new credit facility discussed in Note 14.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc. on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs are being amortized on a straight-line basis over the remaining life of the extended agreement. Amortization expense for the year ended October 31, 1998 was $27,003.

(7) SURETY BOND
  The Fund had entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA had issued a surety bond. Under the terms of the surety bond, FSA unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund would then have been obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund paid an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock. In connection with the redemption of the preferred stock the surety bond expired on May 15, 1998.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provided that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $422,037,061 and $375,637,342, respectively. There were no purchases or sales of U.S. Government obligations during the year ended October 31, 1998.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.105 per share, giving effect to the April 1998 one for three reverse stock split. Dividends were payable on November 28 and December 31, 1997, and January 30, February 27, March 31, April 30, May 29, June 30, July 31, August 31, September 30, and October 30, 1998.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At October 31, 1998, the fair value of the bank term loan was $40,000,000.

(12) REVERSE STOCK SPLIT
  In March of 1998, the shareholders of the Fund approved a one-for-three reverse stock split which became effective on April 1, 1998. Certain per share amounts included in the accompanying financial statements have been restated to give effect for this reverse stock split.

(13) RIGHTS OFFERING
  On December 24, 1997 the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 4,914,203 shares of the Fund's common stock. Each record date shareholder had the ability to receive one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the rate of one share of common stock for every three rights held. The subscription period for the rights offering expired on January 23, 1998 and the Fund issued, on a post-split basis, 4,914,203 shares of common stock at $11.40 per share. Proceeds to the Fund amounted to $53,422,039, net of soliciting fees and offering expenses of $2,599,872.

(14) BANK LOAN
  On April 30, 1998 the Fund entered into a credit agreement ("the Agreement") with a lending institution and borrowed the maximum amount of $30 million under a revolving credit facility. The Fund's ability to utilize this facility extends until April 30, 2001, though there are provisions in the Agreement which allow for its modification prior to April 30, 2001, including extension, termination and reduction of the facility amount. The Fund has the option to choose the applicable interest rate on its borrowing with such rates being based upon either the higher of the lending institution's base lending rate or one half percent above the Federal funds rate, or, LIBOR plus 0.55%. On July 24, 1998 the Fund entered into an amended agreement to increase the available line of credit to $50 million. Under the terms of the loan agreement the Fund is required to maintain certain debt covenants, which include that the Fund's total liabilities plus, without duplication, the aggregate amount of its debt, may not exceed 25% of its total assets. The weighted average loan balance and interest rate for the year ended October 31, 1998 was approximately $21,364,000 and 6.33%, respectively. The outstanding loan balance at October 31, 1998 was $40 million, with an interest rate on the outstanding loans of 6.30%. The Agreement also provides for commitment fees at a rate of 0.09% per year on the daily amount by which the aggregate amount of the commitment amount of 50 million exceeds the aggregate outstanding principal of the bank loans.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of October 31, 1998, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of October 31, 1998, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 14, 1998

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                        LEGAL ADVISER
Prospect Street Investment Management     Olshan Grundman Frome & Rosenzweig LLP
Co., Inc.                                 New York, NY
60 State Street, Suite 3750
Boston, MA 02109                          AUDITORS
                                          Arthur Andersen LLP
OFFICERS                                  Boston, MA
Richard E. Omohundro, Jr. -- President
John A. Frabotta -- Vice President,       TRANSFER AND SHAREHOLDERS' SERVICING
                    Treasurer and         AGENT
                    Chief Investment      State Street Bank and Trust Company
                    Officer               P.O. Box 8200
Karen J. Thelen -- Secretary              Boston, MA 02266
                                          (800) 426-5523
DIRECTORS
John S. Albanese                          CUSTODIAN
C. William Carey                          State Street Bank and Trust Company
Joseph G. Cote                            Boston, MA
John A. Frabotta
Richard E. Omohundro, Jr.
Harlan D. Platt
Christopher E. Roshier

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. has a website at http:// www.prospectstreet.net and is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal publishes Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th Floor, North Quincy, MA 02171.

  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
  60 State Street, Suite 3750
  Boston, MA 02109